[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                              MFS(R) INSTITUTIONAL
                              HIGH YIELD FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL HIGH YIELD FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief                                                Executive Officer
Executive Officer
                                                         LAWRENCE T. PERERA (born 06/23/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee                  Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company,
President and Director                                   WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
KEVIN J. PARKE* (born 12/14/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company, Chief          Associates Properties, Inc. (real estate
Investment Officer, Executive Vice President and         investment trust), Director; The Baupost Fund (a
Director                                                 mutual fund), Vice Chairman and Trustee

LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           J. DALE SHERRATT (born 09/23/38) Trustee
Brigham and Women's Hospital, Chief of Cardiac           Insight Resources, Inc. (acquisition planning
Surgery; Harvard Medical School, Professor of            specialists), President; Wellfleet Investments
Surgery                                                  (investor in health care companies), Managing
                                                         General Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Brands, Inc. (disposable consumer products),
Trustee                                                  Director; Cambridge Nutraceuticals (professional
Edmund Gibbons Limited (diversified holding              nutritional products), Chief Executive Officer
company), Chief Executive Officer; Colonial              (until May 2001)
Insurance Company Ltd., Director and Chairman;
Bank of Butterfield, Chairman (until 1997)               ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             WARD SMITH (born 09/13/30) Trustee
Capitol Entertainment Management Company (video          Private investor; Sundstrand Corporation
franchise), Vice Chairman                                (manufacturer of highly engineered products for
                                                         industrial and aerospace applications), Director
J. ATWOOD IVES (born 05/01/36) Trustee                   (until June 1999)
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Bernard Scozzafava+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short- term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,

For the 12 months ended June 30, 2002, the fund provided a total return of -1.20%, including the reinvestment of any dividends and capital gains distributions but excluding the effects of any sales charges. This compares to a return of -4.67% for the fund's benchmark, the Salomon Brothers High Yield Market Index (Salomon Index). The Salomon Index is an unmanaged, market-value-weighted index that includes public, nonconvertible, cash-pay, and deferred- interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between "CCC" and "BB."

CHALLENGES IN HIGH-YIELD BOND MARKET
Late in 2001 and early in 2002, we saw strong flows into high-yield bond funds as investors anticipated improving corporate earnings. For a time, demand exceeded supply, as new high-yield bond issues totaled only $41 billion during the first half of 2002. However, the high-yield market weakened by the second quarter of this year, pulled down by the slow pace of the economic recovery, disappointing corporate earnings, and a series of corporate accounting debacles that began with Enron and continued with WorldCom and Adelphia.

The annualized default rate (the percentage of issuers that default on their payments to bond holders) for high-yield bonds approached historic highs as it hovered around 10% during the period, according to Moody's Investors Service. The magnitude of "fallen angels" (corporate bonds downgraded from investment grade to high yield) was unprecedented, totaling $78 billion during the first half of the year. Many of the fallen angels were in the telecommunications sector, most notably Qwest Communications International and WorldCom, which together represented over 6% of the high-yield market. Non-telecommunications issues fared better in anticipation of an improving economy.

SHIFT AWAY FROM TELECOM
Telecom, which accounted for over 20% of the high-yield market last year, was the worst-performing sector in the first half of 2002. We substantially cut our telecom holdings early in the year and were significantly underweighted in the sector for most of the period. Excess capacity, stiff competition, and weak pricing continued to plague telecom operators, leading to more bankruptcies. Fortunately, the portfolio never owned WorldCom bonds, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities. Our significant underweighting in both the technology and utilities sectors also helped performance as both areas performed poorly, due largely to weak corporate spending and growing accounting concerns.

MORE ECONOMICALLY SENSITIVE EXPOSURE
We focused our buying on economically sensitive issues, especially better quality (or "BB"-rated) names that we felt were likely to benefit from an improving economy. In our view, many general industrial companies have taken the proper steps to survive a period of slow economic growth. They have cut costs substantially, trimmed inventory levels, and worked on improving their operating models. Although they have not yet seen a pick-up in sales, we think their outlooks have improved. Our investments in this area included Navistar, American Axle, Agco, and U.S. Steel.

Television and radio broadcasters also attracted our interest, making media our largest sector concentration. Broadcasters had been particularly poor performers in 2001. However, we expected broadcasters' advertising profits to rise in an improving economy. By mid-year, profits had not yet increased dramatically but had begun trending up. We focused on companies in large markets with strong market shares, including Lin TV and Young Broadcasting.

DEFENSIVE BALLAST
We benefited as well from our stake in more defensive sectors, including gaming, energy, and health care. Our investments in these defensive sectors were good, steady performers that gave the portfolio some stability in the midst of a volatile period.

We maintained a sizable investment in the cable industry, which in the past was also viewed as a defensive area, due to steady cash flows from customer subscription payments. However, news this past spring of Adelphia Communications's improper accounting practices hurt the industry in general, as investors worried that other cable firms might also be booking revenues or expenses in an unacceptable manner. Adelphia's performance was a major disappointment to us, but fortunately we held a below-average stake even before the company's problems came to light.

IMPROVING OUTLOOK
We remain optimistic about the prospects for high-yield bonds, but we also expect volatility to continue. Historically, a stronger economy has typically set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. We plan to continue to focus on higher-quality credits in economically sensitive sectors.

At mid-year, Moody's estimated that the default rate for high-yield bonds, which had averaged around 10% over the period, would decline to around 8% by year-end. In addition, the percentage of high-yield issues trading at distressed levels had declined from about 30% at the start of the year to about 21% by the end of June 2002. (A distressed bond is one whose yield is 10 percentage points higher than Treasury bonds of similar maturities.) We believe that a declining distressed ratio bodes well for the high-yield market because it tells us that we are getting through the worst part of the cycle.

The high-yield market has been through an extended period of weakness that began in 1998, and June of 2002 was one of the worst months ever for the high-yield market. We believe that the market is working its way through the weakest credits, which should result in more-secure footing and increased investor interest ahead.

    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the strategic income and high-yield portfolios of our mutual funds, variable annuities, offshore investment products, and institutional products.

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks high current income.

Commencement of investment operations: December 31, 1998

Size: $4.2 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2002. Index information is from January 1, 1999.)

                                  MFS              Salomon Brothers
                              Institutional            High Yield
                             High Yield Fund           Market Index
            "12/98"            $3,000,000              $3,000,000
            "6/99"              3,102,000               3,053,000
            "6/00"              3,119,000               3,009,000
            "6/01"              3,059,000               2,972,000
            "6/02"              3,022,652               2,833,456

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

                                               1 Year       3 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return                        -1.20%        -2.56%       +0.76%
--------------------------------------------------------------------------------
Average Annual Total Return                    -1.20%        -0.86%       +0.22%
--------------------------------------------------------------------------------

COMPARATIVE INDEX(+)                           1 Year       3 Years        Life*
--------------------------------------------------------------------------------
Salomon Brothers High Yield Market Index#      -4.67%        -2.46%       -1.62%
--------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2002. Index information is from
    January 1, 1999.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Bonds - 88.5%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 85.8%
  Advertising & Broadcasting - 8.9%
    Benedek Communications Corp., 13.255s, 2006**                       $     20             $   20,600
    Block Communications Inc., 9.25s, 2009##                                   5                  5,000
    Chancellor Media Corp., 8.125s, 2007                                      20                 19,500
    Chancellor Media Corp., 8s, 2008                                          20                 19,800
    Cox Radio, Inc., 6.625s, 2006                                             10                  9,931
    Echostar Broadband Corp., 10.375s, 2007                                   20                 19,100
    Echostar DBS Corp., 9.375s, 2009                                          80                 74,000
    Emmis Communications Corp., 8.125s, 2009                                  10                  9,750
    Emmis Communications Corp., 12.5s, 2011                                   31                 22,320
    Entercom Radio LLC/Entercom, 7.625s, 2014                                 20                 19,700
    LIN Holdings Corp., 0s to 2003, 10s to 2008                               30                 27,600
    LIN Television Corp., 8s, 2008##                                          20                 19,900
    Panamsat Corp., 8.5s, 2012##                                              40                 36,800
    Paxson Communications Corp., 10.75s, 2008##                               15                 14,400
    Radio One, Inc., 8.875s, 2011                                             10                  9,975
    Sinclair Broadcast Group, Inc., 8s, 2012##                                15                 14,775
    Young Broadcasting, Inc., 8.75s, 2007##                                   10                  8,900
    Young Broadcasting, Inc., 8.5s, 2008                                      20                 19,900
                                                                                             ----------
                                                                                             $  371,951
-------------------------------------------------------------------------------------------------------
  Aerospace - 2.7%
    Alliant Techsystems, Inc., 8.5s, 2011                               $     25             $   26,125
    K & F Industries, Inc., 9.25s, 2007                                       40                 41,600
    L-3 Communications Corp., 8s, 2008                                        45                 46,350
                                                                                             ----------
                                                                                             $  114,075
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Westpoint Stevens, Inc., 7.875s, 2008                               $     25             $   15,250
-------------------------------------------------------------------------------------------------------
  Automotive - 5.1%
    Actuant Finance Corp., 13s, 2009                                    $     17             $   19,720
    American Axle & Manufacturing, Inc., 9.75s, 2009                          20                 21,200
    Arvinmeritor, Inc., 8.75s, 2012                                           20                 21,263
    Collins & Aikman Products Co., 10.75s, 2011##                             20                 20,100
    Dana Corp., 10.125s, 2010                                                  5                  5,125
    Dana Corp., 9s, 2011##                                                    20                 19,600
    Delco Remy International, Inc., 11s, 2009                                  5                  4,100
    Dura Operating, 8.625s, 2012##                                            10                 10,050
    Hayes Lemmerz International, Inc., 11.875s, 2006##**                      15                 11,813
    Lear Corp., 8.11s, 2009                                                   25                 25,625
    Metaldyne Corp., 11s, 2012                                                10                  9,750
    Navistar International Corp., 9.375s, 2006                                30                 31,350
    Trimas Corp., 9.875s, 2012                                                 5                  5,050
    Venture Holdings, 9.5s, 2005                                              15                  9,000
                                                                                             ----------
                                                                                             $  213,746
-------------------------------------------------------------------------------------------------------
  Basic Industry - 0.4%
    Foamex LP/Foamex Capital Corp., 10.75s, 2009##                      $     10             $   10,200
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                      30                  8,100
                                                                                             ----------
                                                                                             $   18,300
-------------------------------------------------------------------------------------------------------
  Building - 3.4%
    American Standard, Inc., 7.375s, 2008                               $     55             $   56,650
    American Standard, Inc., 7.625s, 2010                                     10                 10,300
    Atrium Cos, Inc., 10.5s, 2009                                             15                 15,319
    Beazer Homes USA, Inc., 8.375s, 2012                                       5                  5,025
    Collins & Aikman Floorcovering, 9.75s, 2010##                              5                  5,100
    MMI Products, Inc., 11.25s, 2007##                                        15                 15,300
    Nortek, Inc., 9.25s, 2007                                                 25                 25,312
    WCI Communities, Inc., 9.125s, 2012##                                     10                  9,925
                                                                                             ----------
                                                                                             $  142,931
-------------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    Iron Mountain, Inc., 8.75s, 2009                                    $     20             $   20,450
    Iron Mountain, Inc., 8.625s, 2013                                         25                 25,562
    United Stationers Supply Co., 8.375s, 2008                                40                 39,950
                                                                                             ----------
                                                                                             $   85,962
-------------------------------------------------------------------------------------------------------
  Chemicals - 2.1%
    Compass Minerals Group, Inc., 10s, 2011##                           $     15             $   15,825
    Huntsman ICI Holdings, 9.875s, 2009##                                      5                  5,012
    Lyondell Chemical Co., 9.625s, 2007                                       40                 38,200
    Macdermid, Inc., 9.125s, 2011                                             25                 26,250
                                                                                             ----------
                                                                                             $   85,287
-------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 1.5%
    Kindercare Learning Centers, Inc., 9.5s, 2009                       $     20             $   19,800
    Williams Scotsman, Inc., 9.875s, 2007                                     45                 42,975
                                                                                             ----------
                                                                                             $   62,775
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Samsonite Corp., 10.75s, 2008                                       $     20             $   16,100
    Sealy Mattress Co., 9.875s, 2007                                          20                 20,100
    Simmons Co., 10.25s, 2009                                                 25                 26,250
                                                                                             ----------
                                                                                             $   62,450
-------------------------------------------------------------------------------------------------------
  Containers - 3.9%
    Ball Corp., 8.25s, 2008                                             $     45             $   46,575
    Consolidated Container Co., 10.125s, 2009                                 25                 21,687
    Graphic Packaging Corp., 8.625s, 2012##                                   10                 10,350
    Plastipak Holdings, Inc., 10.75s, 2011                                    20                 21,950
    Pliant Corp., 13s, 2010                                                   20                 21,000
    Silgan Holdings, Inc., 9s, 2009##                                         15                 15,450
    Silgan Holdings, Inc., 9s, 2009##                                         25                 25,750
                                                                                             ----------
                                                                                             $  162,762
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 1.0%
    MOOG, Inc., 10s, 2006                                               $     40             $   40,800
-------------------------------------------------------------------------------------------------------
  Energy - 1.5%
    P&L Coal Holdings Corp., 8.875s, 2008                               $     18             $   18,945
    P&L Coal Holdings Corp., 9.625s, 2008                                     41                 43,358
                                                                                             ----------
                                                                                             $   62,303
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 2.7%
    Chesapeake Energy Corp., 8.125s, 2011##                             $     45             $   44,213
    Luscar Coal Ltd., 9.75s, 2011                                             20                 22,007
    Pioneer Natural Resources Co., 9.625s, 2010                               40                 43,963
                                                                                             ----------
                                                                                             $  110,183
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    AMC Entertainment, Inc., 9.5s, 2011                                 $     20             $   19,825
    Regal Cinemas Corp., 9.375s, 2012##                                       20                 20,700
                                                                                             ----------
                                                                                             $   40,525
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.4%
    Burns Philp Capital Ltd., 9.75s, 2012                               $     30             $   29,700
    Michael Foods Acquisition Corp., 11.75s, 2011                             25                 27,250
                                                                                             ----------
                                                                                             $   56,950
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.7%
    Buckeye Cellulose Corp., 9.25s, 2008                                $     40             $   35,800
    Fibermark, Inc., 10.75s, 2011                                             20                 19,250
    Riverwood International Corp., 10.625s, 2007                              15                 15,788
                                                                                             ----------
                                                                                             $   70,838
-------------------------------------------------------------------------------------------------------
  Gaming - 8.8%
    Argosy Gaming Co., 10.75s, 2009                                     $     15             $   16,125
    Aztar Corp., 8.875s, 2007                                                 25                 25,156
    Boyd Gaming Corp., 9.25s, 2009                                            20                 21,000
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                  25                 26,250
    Horseshoe Gaming LLC, 8.625s, 2009                                        25                 25,438
    Isle of Capri Casinos, Inc., 9s, 2012                                     20                 20,200
    Mandalay Resort Group, 9.5s, 2008                                         45                 47,700
    MGM Grand, Inc., 9.75s, 2007                                               5                  5,275
    MGM Mirage, Inc., 8.5s, 2010                                              35                 36,088
    MGM Mirage, Inc, 8.375s, 2011                                             20                 20,100
    Park Place Entertainment Corp., 8.875s, 2008                              35                 36,050
    Park Place Entertainment Corp., 8.125s, 2011                              15                 14,925
    Station Casinos, Inc., 8.375s, 2008                                       55                 56,169
    Station Casinos, Inc., 9.875s, 2010                                       10                 10,575
    Venetian Casino Resort LLC, 11s, 2010                                      5                  5,031
                                                                                             ----------
                                                                                             $  366,082
-------------------------------------------------------------------------------------------------------
  Home Construction - 1.2%
    D. R. Horton, Inc., 8s, 2009                                        $     20             $   19,900
    D. R. Horton, Inc., 9.75s, 2010                                           20                 20,700
    Interface, Inc., 10.375s, 2010##                                          10                 10,638
                                                                                             ----------
                                                                                             $   51,238
-------------------------------------------------------------------------------------------------------
  Industrial - 0.3%
    Johnsondiversey, Inc., 9.625s, 2012##                               $     10             $   10,450
-------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 1.6%
    Willis Corroon Corp., 9s, 2009                                      $     65             $   66,950
-------------------------------------------------------------------------------------------------------
  Lodging - 1.9%
    Corrections Corp., 9.875s, 2009##                                   $      5             $    5,150
    HMH Properties, Inc., 8.45s, 2008                                         40                 39,200
    Starwood Hotels & Resorts, 7.875s, 2012##                                 20                 19,600
    Vail Resorts, Inc., 8.75s, 2009                                           15                 15,000
                                                                                             ----------
                                                                                             $   78,950
-------------------------------------------------------------------------------------------------------
  Machinery - 2.5%
    Agco Corp., 9.5s, 2008                                              $     30             $   31,725
    Blount, Inc., 13s, 2009                                                    5                  3,375
    Columbus McKinnon Corp., 8.5s, 2008                                       20                 18,400
    JLG Industries, Inc., 8.375s, 2012                                        10                 10,000
    NMHG Holding Co., 10s, 2009                                               10                 10,150
    Terex Corp., 8.875s, 2008                                                 10                 10,150
    Terex Corp., 10.375s, 2011                                                20                 21,500
                                                                                             ----------
                                                                                             $  105,300
-------------------------------------------------------------------------------------------------------
  Media - Cable - 4.2%
    Adelphia Communications Corp., 7.5s, 2004**                         $     30             $   11,850
    Charter Communications Holdings, 8.25s, 2007                              90                 60,300
    CSC Holdings, Inc., 8.125s, 2009                                          60                 49,685
    Insight Midwest, 9.75s, 2009                                              25                 23,000
    Mediacom Broadband, 11s, 2013##                                           15                 14,025
    Mediacom LLC, 9.5s, 2013                                                  20                 17,300
                                                                                             ----------
                                                                                             $  176,160
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 4.9%
    Alaris Medical Systems, Inc., 11.625s, 2006                         $      5             $    5,625
    Alliance Imaging, Inc., 10.375s, 2011                                     20                 21,200
    Beverly Enterprises, Inc., 9.625s, 2009                                   25                 25,563
    Fisher Scientific International, Inc., 9s, 2008                           20                 20,450
    Fresenius Medical Care Capital Trust, 7.875s, 2008                        20                 18,000
    HCA Healthcare Co., 7.875s, 2011                                          45                 47,808
    Healthsouth Corp., 8.375s, 2011                                           40                 41,800
    Insight Health Services Corp., 9.875s, 2011                               20                 20,100
    Rotech Healthcare, Inc., 9.5s, 2012##                                      5                  5,100
                                                                                             ----------
                                                                                             $  205,646
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Century Aluminum Co., 11.75s, 2008                                  $     30             $   32,250
    Ryerson Tull, Inc., 9.125s, 2006                                           5                  4,959
                                                                                             ----------
                                                                                             $   37,209
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.3%
    Magnum Hunter Resources, Inc., 9.6s, 2012##                         $     10             $   10,250
-------------------------------------------------------------------------------------------------------
  Oil Services - 3.0%
    Dresser, Inc., 9.375s, 2011##                                       $     30             $   30,375
    Encore Acquisition Co., 8.375s, 2012                                       5                  5,012
    Gulfmark Offshore, Inc., 8.75s, 2008                                      20                 20,075
    Pioneer Natural Resources Co., 7.5s, 2012                                 10                 10,189
    Tesoro Petroleum Corp., 9s, 2008##                                        10                  9,100
    Tesoro Petroleum Corp., 9.625s, 2012                                      15                 14,025
    Vintage Petroleum, Inc., 8.25s, 2012                                      10                  9,825
    Westport Resources, Inc, 8.25s, 2011                                      10                 10,250
    XTO Energy, Inc., 7.5s, 2012                                              15                 15,300
                                                                                             ----------
                                                                                             $  124,151
-------------------------------------------------------------------------------------------------------
  Pollution Control - 2.9%
    Allied Waste North America, Inc., 7.625s, 2006                      $     40             $   38,600
    Allied Waste North America, Inc., 8.875s, 2008                            15                 14,700
    Joy Global, Inc., 8.75s, 2012##                                           20                 20,450
    Waste Management, Inc., 6.875s, 2009                                      11                 11,101
    Waste Management, Inc., 7.375s, 2010                                      35                 36,441
                                                                                             ----------
                                                                                             $  121,292
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.4%
    American Media Operations, Inc., 10.25s, 2009                       $     20             $   21,000
    Hollinger International Publishing, 9.25s, 2007                           15                 15,450
    Mail-Well, Inc., 9.625s, 2012##                                           10                 10,100
    Primedia, Inc., 8.875s, 2011                                              15                 10,800
                                                                                             ----------
                                                                                             $   57,350
-------------------------------------------------------------------------------------------------------
  Railroads - 0.5%
    Kansas City Southern Railway Co., 7.5s, 2009                        $     20             $   20,025
-------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    PCA LLC/PCA Finance Corp., 11.875s, 2009                            $     10             $    9,900
-------------------------------------------------------------------------------------------------------
  Steel - 2.4%
    AK Steel Corp., 9.125s, 2006                                        $     20             $   20,912
    AK Steel Corp., 7.875s, 2009                                              15                 15,000
    AK Steel Holdings Corp., 7.75s, 2012                                      15                 14,925
    California Steel Industry, Inc., 8.5s, 2009                               10                 10,075
    Jorgensen Earle Co., 9.75s, 2012                                          15                 14,775
    United States Steel, 10.75s, 2008##                                       15                 15,600
    WCI Steel, Inc., 10s, 2004                                                15                  8,400
                                                                                             ----------
                                                                                             $   99,687
-------------------------------------------------------------------------------------------------------
  Stores - 1.6%
    Cole National Group, Inc., 8.875s, 2012                             $     20             $   19,850
    Finlay Fine Jewelry Corp., 8.375s, 2008                                   20                 19,575
    Gap, Inc., 10.55s, 2008                                                   15                 15,300
    J.Crew Operating Corp., 10.375s, 2007                                     15                 12,975
                                                                                             ----------
                                                                                             $   67,700
-------------------------------------------------------------------------------------------------------
  Supermarkets - 2.4%
    Fleming Cos., Inc., 10.125s, 2008                                   $     25             $   25,375
    Fleming Cos., Inc., 9.25s, 2010                                           15                 14,775
    Pathmark Stores, Inc., 8.75s, 2012                                        20                 20,300
    Roundy's, Inc., 8.875s, 2012                                              15                 14,962
    Southland Corp., 5s, 2003                                                 25                 25,500
                                                                                             ----------
                                                                                             $  100,912
-------------------------------------------------------------------------------------------------------
  Technology - 1.1%
    Unisystem Corp., 7.875s, 2008                                       $     45             $   44,100
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.4%
    American Cellular Corp., 9.5s, 2009                                 $     25             $    4,500
    Centennial Cellular Operating Co., 10.75s, 2008                           20                  9,600
    Crown Castle International Corp., 10.75s, 2011                            25                 16,500
    McCaw International Ltd., 13s, 2007**                                     20                    250
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                    35                 16,800
    Rural Cellular Corp., 9.75s, 2010##                                       20                  9,600
                                                                                             ----------
                                                                                             $   57,250
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.1%
    Exodus Communications, Inc., 11.625s, 2010**                        $     15             $    2,475
    Focal Communications Corp., 12.5s, 2008                                   10                  1,300
    Nextlink Communications, Inc., 10.75s, 2009**                             15                    375
    Worldwide Fiber, Inc., 12s, 2009** (Telecom - Wireline)                   15                      2
                                                                                             ----------
                                                                                             $    4,152
-------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Petroleum Helicopters, Inc., 9.375s, 2009##                         $      5             $    5,125
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Nisource Finance Corp., 7.5s, 2003                                  $      7             $    7,022
    Western Resources, Inc., 7.875s, 2007                                      5                  4,967
                                                                                             ----------
                                                                                             $   11,989
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Amerigas Partners LP, 8.875s, 2011                                  $     20             $   20,800
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $3,569,756
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 2.7%
  Belgium - 0.1%
    Tele1 Europe B.V., 13s, 2009 (Telecom - Wireline)                   $     25             $    3,500
-------------------------------------------------------------------------------------------------------
  Canada - 1.8%
    Acetex Corp., 10.875s, 2009 (Chemicals)                             $      5             $    5,225
    Quebecor Media, Inc, 11.125s, 2011 (Advertising &
      Broadcasting)                                                           45                 44,325
    Tembec Industries, Inc., 7.75s, 2012 (Forest & Paper
      Products)                                                               25                 24,812
                                                                                             ----------
                                                                                             $   74,362
-------------------------------------------------------------------------------------------------------
  Netherlands
    United Pan Europe Commerce, 11.25s, 2010 (Media - Cable)**          $     10             $    1,300
-------------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Flextronics International Ltd. 9.875s, 2010 (Electronics)           $     15             $   15,675
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.4%
    Colt Telecom Group PLC, 12s, 2006 (Telecom - Wireline)              $     20             $   11,600
    Ono Finance PLC, 13s, 2009 (Media - Cable)                                20                  6,400
                                                                                             ----------
                                                                                             $   18,000
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $  112,837
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,881,569)                                                  $3,682,593
-------------------------------------------------------------------------------------------------------

Stock - 0.1%
-------------------------------------------------------------------------------------------------------
                                                                          SHARES
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.1%
    Metal Management, Inc. (Identified Cost, $16,249)*                     1,145             $    3,893
-------------------------------------------------------------------------------------------------------

Preferred Stock - 0.4%
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Primedia, Inc., 10s (Identified Cost $34,200)##                          400             $   15,200
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.5%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 7/01/02                        $    166             $  166,000
    General Electric Capital Corp., due 7/01/02                               23                 23,000
    New Center Asset Trust, due 7/01/02                                      166                166,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $  355,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,287,018)                                              $4,056,686

Other Assets, Less Liabilities - 2.5%                                                           104,353
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $4,161,039
-------------------------------------------------------------------------------------------------------
* Non-income producing security. **Non-income producing security - in default. ##SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,287,018)                $4,056,686
  Cash                                                                      402
  Receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                      6
  Receivable for investments sold                                        37,745
  Interest receivable                                                    90,092
  Receivable from investment adviser                                     63,636
                                                                     ----------
      Total assets                                                   $4,248,567
                                                                     ----------
Liabilities:
  Distributions payable                                              $   29,225
  Payable for investments purchased                                      14,784
  Payable to affiliate for management fee                                   171
  Accrued expenses and other liabilities                                 43,348
                                                                     ----------
      Total liabilities                                              $   87,528
                                                                     ----------
Net assets                                                           $4,161,039
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $5,081,344
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (230,315)
  Accumulated net realized loss on investments and
    foreign currency transactions                                      (683,968)
  Accumulated distributions in excess of net investment income           (6,022)
                                                                     ----------
      Total                                                          $4,161,039
                                                                     ==========
Shares of beneficial interest outstanding                             567,627
                                                                      =======
Net asset value, offering price and redemption price per share
  (net assets / shares of beneficial interest outstanding)              $7.33
                                                                        =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $  392,763
    Dividends                                                             4,000
                                                                     ----------
      Total investment income                                        $  396,763
                                                                     ----------
  Expenses -
    Management fee                                                   $   21,134
    Trustees' compensation                                                2,062
    Shareholder servicing agent fee                                         319
    Administrative fee                                                      476
    Custodian fee                                                         2,936
    Printing                                                              7,959
    Auditing fees                                                        37,800
    Legal fees                                                            5,965
    Registration fees                                                    11,197
    Miscellaneous                                                         2,117
                                                                     ----------
      Total expenses                                                 $   91,965
    Fees paid indirectly                                                   (854)
    Reduction of expenses by investment adviser                         (63,636)
                                                                     ----------
      Net expenses                                                   $   27,475
                                                                     ----------
        Net investment income                                        $  369,288
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                          $ (468,858)
    Foreign currency transactions                                           (17)
                                                                     ----------
      Net realized loss on investments and foreign currency
        transactions                                                 $ (468,875)
                                                                     ----------
  Change in unrealized appreciation -
    Investments                                                      $   48,317
    Translation of assets and liabilities in foreign currencies              17
                                                                     ----------
      Net unrealized gain on investments and foreign currency
        translation                                                  $   48,334
                                                                     ----------
        Net realized and unrealized loss on investments and
          foreign currency                                           $ (420,541)
                                                                     ----------
          Decrease in net assets from operations                     $  (51,253)
                                                                     ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                        2002                   2001
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $  369,288             $  295,370
  Net realized loss on investments and foreign currency
    transactions                                                       (468,875)               (60,161)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                 48,334               (232,459)
                                                                     ----------             ----------
    Increase (decrease) in net assets from operations                $  (51,253)            $    2,750
                                                                     ----------             ----------
Distributions declared to shareholders -
  From net investment income                                         $ (374,238)            $ (302,220)
  In excess of net investment income                                       --                   (6,100)
                                                                     ----------             ----------
      Total distributions declared to shareholders                   $ (374,238)            $ (308,320)
                                                                     ----------             ----------
Net increase in net assets from fund share transactions              $  345,010             $2,470,766
                                                                     ----------             ----------
      Total increase (decrease) in net assets                        $  (80,481)            $2,165,196
Net assets:
  At beginning of period                                              4,241,520              2,076,324
                                                                     ----------             ----------
  At end of period (including accumulated distributions in
    excess of net investment income of $6,022 and $5,801,
    respectively)                                                    $4,161,039             $4,241,520
                                                                     ==========             ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                                   ---------------------------------------------------          PERIOD ENDED
                                                          2002                2001                2000        JUNE 30, 1999*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 8.11              $ 9.13              $ 9.93                $10.00
                                                        ------              ------              ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                              $ 0.67              $ 0.80              $ 0.87                $ 0.50
  Net realized and unrealized loss on investments
    and foreign currency                                 (0.76)              (0.96)              (0.83)                (0.16)
                                                        ------              ------              ------                ------
      Total from investment operations                  $(0.09)             $(0.16)             $ 0.04                $ 0.34
                                                        ------              ------              ------                ------
Less distributions declared to shareholders -
  From net investment income                            $(0.69)             $(0.84)             $(0.84)               $(0.41)
  In excess of net investment income                      --                 (0.02)               --                    --
                                                        ------              ------              ------                ------
      Total distributions declared to
        shareholders                                    $(0.69)             $(0.86)             $(0.84)               $(0.41)
                                                        ------              ------              ------                ------
Net asset value - end of period                         $ 7.33              $ 8.11              $ 9.13                $ 9.93
                                                        ======              ======              ======                ======
Total return                                             (1.20)%             (1.91)%              0.55%                 3.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              0.67%               0.69%               0.68%                 0.68%+
  Net investment income(S)(S)                             8.76%               9.25%               9.08%                 8.43%+
Portfolio turnover                                          79%                 42%                 56%                   24%
Net assets at end of period (000 Omitted)               $4,161              $4,242              $2,076                $2,067

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.15% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                           $ 0.56              $ 0.68              $ 0.68                $ 0.25
        Ratios (to average net assets):
          Expenses##                                      2.18%               2.10%               2.60%                 4.86%+
          Net investment income                           7.25%               7.84%               7.16%                 4.25%+
(S)(S) As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.05%. Per share ratios and supplemental data for periods prior to July 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional High Yield Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 80% of it's portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the year ended June 30, 2002 and June 30, 2001 was as follows:

                                              JUNE 30, 2002       JUNE 30, 2001
-------------------------------------------------------------------------------
Distributions declared from ordinary income        $374,238            $308,320

During the year ended June 30, 2002, accumulated distributions in excess of net investment income decreased by $4,729 and accumulated net realized loss on investments and foreign currency transactions increased (decreased) by $4,729 due to differences between book and tax accounting for defaulted bonds and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share. At June 30, 2002, accumulated distributions in excess of net investment income and accumulated realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and defaulted bonds.

As of June 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

       Undistributed ordinary income .............   $  35,830
       Capital loss carryforward .................    (404,055)
       Unrealized loss ...........................    (235,432)
       Other temporary differences ...............    (316,649)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

       EXPIRATION DATE
       -------------------------------------------------------
       June 30, 2008                                  $  4,982
       June 30, 2009                                   137,158
       June 30, 2010                                   261,915
                                                      --------
         Total                                        $404,055
                                                      ========

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company(MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.15% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,249,896 and $2,913,739, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $4,292,128
                                                                     ----------
Gross unrealized depreciation                                        $ (328,692)
Gross unrealized appreciation                                            93,250
                                                                     ----------
    Net unrealized depreciation                                      $ (235,442)
                                                                     ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                YEAR ENDED JUNE 30, 2002        YEAR ENDED JUNE 30, 2001
                                                ------------------------       -------------------------
                                                  SHARES         AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                         --         $   --          372,961       $3,200,000
Shares issued to shareholders in reinvestment
  of distributions                                44,699        345,010         36,210          306,681
Shares reacquired                                   --             --         (113,712)      (1,035,915)
                                                  ------       --------        -------       ----------
    Net increase                                  44,699       $345,010        295,459       $2,470,766
                                                  ======       ========        =======       ==========

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30 2002 was $24. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered

At June 30, 2002, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $6 with DB Clearing Services.

At June 30, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective July 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to July 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,848 reduction in cost of securities and a corresponding $2,848 increase in net unrealized appreciation, based on securities held by the fund on June 30, 2001.

The effect of this change for the year ended June 30, 2002 was to decrease net investment income by $2073, decrease net unrealized depreciation by $1,249, and decrease net realized losses by $824. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Institutional Trust and the Shareholders of the MFS Institutional High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional High Yield Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional High Yield Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 1.04%.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               IHY-2  8/02  400